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                                                                    EXHIBIT 23.2


                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

As independent public accountants, we hereby consent to the incorporation by reference in this Registration Statement of our report dated May 25, 1998 on United International Properties, Inc., incorporated by reference from United International Holdings Inc.'s Annual Report on Form 10-K for the year ended February 28, 1998, and to all references to our firm included in this Registration Statement.


                                         ARTHUR ANDERSEN LLP

Denver, Colorado
June 8, 1998